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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 11, 2000



                             UNICAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                    001-13973                  65-0788314
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


     10800 BISCAYNE BOULEVARD, MIAMI, FLORIDA                      33161
     (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (305) 899-5000
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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On December 11, 2000, the Company filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Southern District of New York. The case is being administered under the case name JACOM COMPUTER SERVICES, INC., UNICAPITAL CORPORATION, et al, Case No. 00-B-42719 through 00-B-42838. The Company continues to operate its business as debtors-in-possession. A copy of the Company's press release of December 11, 2000, relating to such filing is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c)      Exhibits.


Exhibit No.    Description
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   99.1        Press Release by UniCapital Corporation, dated December 11, 2000.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             UNICAPITAL CORPORATION


Date:  December 12, 2000                         By:/s/ E. Talbot Briddell
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                                                    E. Talbot Briddell
                                                    Chief Executive Officer